Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is furnished pursuant to Rule 13a-14(b) or Rule 15d-14(b) and 18 U.S.C Section 1350.

Each of the undersigned, the Chairman of the Board and Chief Executive Officer and the Vice President of Finance, Secretary and Chief Financial Officer of Advanced Power Technology, Inc. (the “Company”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Company’s Form 10-Q for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 10, 2003

/s/ PATRICK P.H. SIRETA
Patrick Sireta
President and Chief Executive Officer

/s/ GREG M. HAUGEN
Greg M. Haugen
Vice President, Finance and Administration
Chief Financial Officer and Secretary (Principal Financial Officer)